Loans Payable, Shareholders	6 Months Ended
Jun. 30, 2015
Loans Payable [Member]
Loans Payable, Shareholders [Text Block]
Note 7 — Loans Payable, Shareholders

As of June 30, 2015 and December 31, 2014, the amount of the funding advanced to AGRL by Messrs. Lam and Vong was approximately $7,416,772 and $2,612,490, respectively.  All amounts due as of June 30, 2015 and December 31, 2014 are considered short-term advances and are due on demand. Messrs. Lam and Vong also guaranteed to AGRL the repayment of the loans made by AGRL to the Promoter Companies.  Any amounts due to AGRL pursuant to the guaranty provided by Messrs. Lam and Vong could have, at AGRL's election, been offset against amounts owing Messrs. Lam and Vong by AGRL pursuant to the agreement. On June 25, 2014, the loans and related guarantees were terminated.